SUMMIT
CASH RESERVES
FUND

Financial Institutions
Series Trust




FUND LOGO




Annual Report
May 31, 1999



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Statements and other information herein are as dated and are subject to change.





Summit Cash Reserves Fund
Financial Institutions Series Trust
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



Summit Cash Reserves Fund
May 31, 1999


DEAR SHAREHOLDER


For the year ended May 31, 1999, Summit Cash Reserves Fund's Class A Shares had a net annualized yield of 5.57%. Since inception (October 9, 1998) through May 31, 1999, the Fund's Class B Shares had a net annualized yield of 4.08%.

For the six-month period ended May 31, 1999, Summit Cash Reserves Fund's Class A and Class B Shares had a net annualized yield of 4.80% and 4.03%, respectively. The Fund's 7-day yield as of May 31, 1999 was 4.51% for Class A Shares and 3.71% for Class B Shares.

The average portfolio maturity for Summit Cash Reserves Fund at May 31, 1999 was 69 days, compared to 60 days as of November 30, 1998.


The Environment
There were some conflicting signals regarding the future direction of the US economy during the six months ended May 31, 1999. However, on balance the economic outlook continued to be positive. The US economic expansion is ongoing, especially in the consumer sector. Economic growth is not occurring at inflationary rates, although the Organization of Petroleum Exporting Countries (OPEC) successfully engineered a near-term increase in the price of crude oil. Against this backdrop, the US Federal Reserve Board kept monetary policy on hold, although it recently moved toward a tightening bias. Outside of the United States, signs of growth are less apparent in other major industrial economies. Although the crisis in Yugoslavia has raised serious geopolitical concerns, it was not a significant factor in the economic or investment outlook. In Japan, there are not yet clear signs that Japan's economy is improving. There were growing signs of improvement in some emerging economies (most notably South Korea and Mexico), although concerns remain for others (such as Brazil and Argentina).

In the US capital markets, long-term interest rates rose during the six-month period. Although the spread between yields on Treasury securities and corporate issues of similar maturities has narrowed somewhat, it remains wide by historic standards. While the US stock market exhibited greater price volatility, its advances broadened beyond relatively few growth stocks to the previously languishing cyclical sectors.

Throughout the six-month period ended May 31, 1999, we maintained a constructive view on the market. More recently, we reduced the Fund's average days to maturity to prepare for a tightening of monetary policy. This move proved correct as the Federal Reserve Board raised the Federal Funds rate by 0.25% on June 30, 1999.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Carlo J. Giannini)
Carlo J. Giannini
Vice President and Portfolio Manager



July 13, 1999



After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on Summit Cash Reserves Fund's Board of Trustees. We are pleased to announce that Terry K. Glenn has been elected President and Trustee of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Trustees in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Trustees.




Summit Cash Reserves Fund
May 31, 1999


SCHEDULE OF INVESTMENTS                          (in Thousands)

                      Face      Interest  Maturity       Value
Issue                Amount      Rate*       Date      (Note 1a)

Bank Notes--1.8%

First Union          $ 2,000     5.02 %++  11/16/99    $  2,000
National Bank

NationsBank NA         2,000     4.92++     3/16/00       2,000

Total Bank Notes
(Cost--$4,000)                                            4,000


Certificates of Deposit--European--0.5%

Abbey National         1,000     4.931++   11/01/99       1,000
Treasury Services
Plc, London

Total Certificates of Deposit--European
(Cost--$1,000)                                            1,000

Certificates of Deposit--Yankee--8.0%

Bank Austria, NY       3,000     5.20       5/08/00       2,991

Bayerische Hypo-und    2,000     5.15       3/23/00       1,995
Vereinsbank AG, NY

Commerzbank            2,000     5.085      2/17/00       1,994
AG, NY                 2,000     5.17       3/31/00       1,995

Societe                2,000     5.16       2/22/00       1,995
Generale, NY           2,000     5.18       2/28/00       1,995
                       2,000     5.29       3/03/00       1,997

UBS AG, NY             3,000     5.18       3/15/00       2,993

Total Certificates of Deposit--Yankee
(Cost--$17,993)                                          17,955

Commercial Paper--72.5%

Alpine Securitization  4,000     4.82       6/11/99       3,995
Corporation

American Express       3,100     4.82       6/07/99       3,098
Credit Corporation

Amsterdam              6,900     4.84       6/24/99       6,879
Funding Corp.

BankAmerica            3,000     4.79      10/05/99       2,950
Corporation

Bear Stearns           5,000     4.84       7/12/99       4,972
Companies, Inc.

CXC Incorporated       7,000     4.84       7/09/99       6,964

Edison Asset           7,673     4.84       7/16/99       7,626
Securitization, LLC    3,000     4.83       8/06/99       2,973

Eureka                 2,000     4.87       7/28/99       1,985
Securitization Inc.


                      Face      Interest  Maturity       Value
Issue                Amount      Rate*       Date      (Note 1a)

Commercial Paper (concluded)

Export              $  9,605     4.95 %     6/01/99    $  9,605
Development Corp.

Falcon Asset           2,025     4.90       6/01/99       2,025
Securitization Corp.

Finova Capital         5,500     4.83       6/04/99       5,498
Corp.                  3,500     4.84       6/04/99       3,498
                       1,700     4.87       9/24/99       1,673

Fleet Funding Corp.   10,000     4.81       6/16/99       9,980

Goldman Sachs          5,000     4.88       6/21/99       4,986
Group, Inc.

Grand Funding         10,000     4.83       7/09/99       9,949
Corp.

International          5,051     4.83       7/16/99       5,020
Securitization Corp.   5,000     4.82       8/06/99       4,955

Knight-Ridder, Inc.    6,000     4.83       7/13/99       5,966

Lehman Brothers        3,000     5.04       6/08/99       2,997
Holdings Inc.

Mont Blanc Capital     5,681     4.87       6/04/99       5,679
Corp.

Park Avenue            5,000     4.82       7/19/99       4,967
Receivables Corp.      5,000     4.83       7/22/99       4,965

Rio Tinto              2,000     4.84       6/25/99       1,994
America Inc.

Thames Asset Global    6,059     4.83       7/15/99       6,023
Securitization

Tulip Funding Corp.    4,000     4.83       7/14/99       3,977
                       6,000     4.85       7/14/99       5,965

Unifunding, Inc.       5,000     4.82       7/21/99       4,966
                       5,000     4.80       8/05/99       4,956

Variable Funding      11,000     4.86       6/18/99      10,975
Capital Corp.

Total Commercial Paper (Cost--$162,066)                 162,061

Corporate Notes--8.1%

The CIT Group          2,000     4.905++    5/30/00       1,999
Holdings, Inc.
Citicorp               3,000     5.248++   11/23/99       3,003

Ford Motor Credit      2,456     7.50      11/15/99       2,504
Company                1,500     7.50       4/06/00       1,524
                       1,000     4.95++     5/05/00       1,000

General Electric       3,000     4.95++     5/12/00       3,000
Capital Corp.



Summit Cash Reserves Fund
May 31, 1999


SCHEDULE OF INVESTMENTS (concluded)              (in Thousands)

                      Face      Interest   Maturity      Value
Issue                Amount      Rate*       Date      (Note 1a)

Corporate Notes (concluded)

General Motors       $ 1,000     6.05 %    10/04/99    $  1,003
Acceptance Corp.       1,000     8.40      10/15/99       1,011
                       2,000     4.975++    2/03/00       2,000

Wells Fargo & Co.      1,000     5.225      4/10/00         997

Total Corporate Notes
(Cost--$18,024)                                          18,041

Funding Agreements--0.5%

Jackson National       1,000     4.991++    2/01/00       1,000
Life Insurance Co.

Total Funding Agreements
(Cost--$1,000)                                            1,000

Medium-Term Notes--1.7%

Deutsche-Bank          1,000     5.397++++  2/01/00         965
AG, NY

Ford Motor Credit      2,500     6.375++    4/03/00       2,515
Company

Toronto-Dominion         300     6.50       3/27/00         302
Bank, NY

Total Medium-Term Notes
(Cost--$3,785)                                            3,782

US Government, Agency & Instrumentality
Obligations--Discount--3.3%

Federal Farm           1,262     4.35       7/30/99       1,252
Credit Banks             304     4.45       9/03/99         300
                       1,660     4.25      10/12/99       1,630



                      Face      Interest  Maturity       Value
Issue                Amount      Rate*       Date      (Note 1a)

US Government, Agency & Instrumentality
Obligations--Discount (concluded)

Federal Home         $ 3,690     4.67 %     8/13/99    $  3,654
Loan Mortgage
Corporation

Federal National         375     4.25       9/16/99         370
Mortgage                 117     4.25      10/01/99         115
Association

Total US Government, Agency & Instrumentality
Obligations--Discount (Cost--$7,328)                      7,321

US Government, Agency & Instrumentality
Obligations--Non-Discount--1.3%

Federal Home Loan      1,000     4.87++    11/16/99       1,000
Banks

Student Loan           2,000     5.271++    2/14/00       1,999
Marketing
Association

Total US Government, Agency & Instrumentality
Obligations--Non-Discount (Cost--$2,999)                  2,999

Repurchase Agreements**--3.3%

 Face
Amount                 Issue

$7,469   PaineWebber Inc., purchased on 5/28/99
         to yield 4.82% to 6/01/99                        7,469

Total Repurchase Agreements (Cost--$7,469)                7,469

Total Investments (Cost--$225,664)--101.0%              225,628

Liabilities in Excess of Other Assets--(1.0%)            (2,298)
                                                       --------
Net Assets--100.0%                                     $223,330
                                                       ========


[FN]
   *Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity. The interest rates on variable rate securities are adjusted periodically based on appropriate indexes. The interest rates shown are the rates in effect at May 31, 1999.
  **Repurchase Agreements are fully collateralized by US Government &
    Agency Obligations.
  ++Variable Rate Notes.
++++Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.

See Notes to Financial Statements.



Summit Cash Reserves Fund
May 31, 1999


FINANCIAL INFORMATION
Statement of Assets and Liabilities as of May 31, 1999
Assets:             Investments, at value (identified cost--$225,664,194*)
                    (Notes 1a & 1e)                                                                         $225,628,080
                    Receivables:
                      Beneficial interest sold                                             $    566,429
                      Interest                                                                  361,171          927,600
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1d)                                         114,216
                                                                                                            ------------
                    Total assets                                                                             226,669,896
                                                                                                            ------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                            2,789,700
                      Dividends and distributions to shareholders (Note 1f)                     101,538
                      Distributor (Note 2)                                                       96,761
                      Investment adviser (Note 2)                                                54,274        3,042,273
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       297,513
                                                                                                            ------------
                    Total liabilities                                                                          3,339,786
                                                                                                            ------------

Net Assets:         Net assets                                                                              $223,330,110
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $  5,652,199
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                     16,684,423
                    Paid-in capital in excess of par                                                         201,029,602
                    Unrealized depreciation on investments--net                                                  (36,114)
                                                                                                            ------------
                    Net assets                                                                              $223,330,110
                                                                                                            ============

Net Asset           Class A--Based on net assets of $56,511,868 and 56,521,993
Value:              shares of beneficial interest outstanding                                               $       1.00
                                                                                                            ============
                    Class B--Based on net assets of $166,818,242 and 166,844,231
                    shares of beneficial interest outstanding                                               $       1.00
                                                                                                            ============

                   *Cost for Federal income tax purposes. As of May 31, 1999, net unrealized depreciation for Federal income tax purposes amounted to
                    $36,114, of which $23,425 related to appreciated securities and
                    $59,539 related to depreciated securities.

                    See Notes to Financial Statements.




Summit Cash Reserves Fund
May 31, 1999


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                       For the Year Ended
                                                                                                            May 31, 1999
Investment Income   Interest and amortization of premium and discount earned                                $  5,314,646
(Note 1c):

Expenses:           Distribution fees--Class B (Note 2)*                                   $    585,314
                    Investment advisory fees (Note 2)                                           522,703
                    Registration fees (Note 1d)                                                  81,638
                    Accounting services (Note 2)                                                 64,596
                    Transfer agent fees--Class B (Note 2)*                                       31,202
                    Transfer agent fees--Class A (Note 2)                                        21,751
                    Professional fees                                                            19,786
                    Printing and shareholder reports                                             19,050
                    Custodian fees                                                               17,757
                    Trustees' fees and expenses                                                   6,403
                    Other                                                                        46,357
                                                                                           ------------
                    Total expenses before reimbursement                                       1,416,557
                    Reimbursement of expenses (Note 2)                                         (471,974)
                                                                                           ------------
                    Total expenses after reimbursement                                                           944,583
                                                                                                            ------------
                    Investment income--net                                                                     4,370,063
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                                480
Unrealized          Change in unrealized depreciation on investments--net                                        (36,114)
Gain (Loss) on                                                                                              ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  4,334,429
(Note 1c):                                                                                                  ============

                   *Class B Shares commenced operations on October 9, 1998.

                    See Notes to Financial Statements.

Summit Cash Reserves Fund
May 31, 1999


FINANCIAL INFORMATION (continued)


Statements of Changes in Net Assets
                                                                                                For the Year Ended
                                                                                                      May 31,
Increase (Decrease) in Net Assets:                                                            1999              1998
Operations:         Investment income--net                                                 $  4,370,063     $     13,040
                    Realized gain on investments--net                                               480               --
                    Change in unrealized depreciation on investments--net                       (36,114)              --
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      4,334,429           13,040
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                (1,258,531)         (13,040)
Shareholders          Class B*                                                               (3,111,532)              --
(Note 1f):          Realized gain on investments--net:
                      Class A                                                                      (120)              --
                      Class B*                                                                     (360)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                        (4,370,543)         (13,040)
                                                                                           ------------     ------------

Beneficial          Net increase in net assets derived from beneficial
Interest            interest transactions                                                   223,113,472           13,013
Transactions                                                                               ------------     ------------
(Note 3):

Net Assets:         Total increase in net assets                                            223,077,358           13,013
                    Beginning of year                                                           252,752          239,739
                                                                                           ------------     ------------
                    End of year                                                            $223,330,110     $    252,752
                                                                                           ============     ============

                   *Class B Shares commenced operations on October 9, 1998.

                    See Notes to Financial Statements.



Summit Cash Reserves Fund
May 31, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.                                      Class A
                                                                                   For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                                  1999      1998       1997     1996       1995
Per Share           Net asset value, beginning of year                $   1.00   $   1.00  $   1.00  $   1.00   $   1.00
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                               .0556      .0531     .0432     .0476      .0444
                    Realized and unrealized gain (loss) on
                    investments--net                                    (.0004)        --     .0001    (.0011)     .0014
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                     .0552      .0531     .0433     .0465      .0458
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                            (.0556)    (.0531)   (.0431)   (.0476)    (.0444)
                      Realized gain on investments--net                     --+++      --        --        --+++  (.0001)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                   (.0556)    (.0531)   (.0431)   (.0476)    (.0445)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   1.00   $   1.00  $   1.00  $   1.00   $   1.00
                                                                      ========   ========  ========  ========   ========
                    Total investment return                              5.71%      5.36%     4.40%     4.95%      4.51%
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                        .34%       .00%     1.38%     1.13%       .98%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             1.04%     72.77%     1.97%     1.13%       .98%
                                                                      ========   ========  ========  ========   ========
                    Investment income and realized gain on
                    investments--net                                     4.75%      5.30%     4.18%     4.83%      4.35%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 56,512   $    253  $    240  $ 34,865   $ 89,119
Data:                                                                 ========   ========  ========  ========   ========

                                                                                                                 Class B
                                                                                                                 For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                        Oct. 9,
from information provided in the financial statements.                                                         1998++ to
                                                                                                                 May 31,
Increase (Decrease) in Net Asset Value:                                                                           1999
Per Share           Net asset value, beginning of period                                                        $   1.00
Operating                                                                                                       --------
Performance:        Investment income--net                                                                         .0260
                    Realized and unrealized loss on investments--net                                              (.0002)
                                                                                                                --------
                    Total from investment operations                                                               .0258
                                                                                                                --------
                    Less dividends and distributions:
                      Investment income--net                                                                      (.0260)
                      Realized gain on investments--net                                                               --+++
                                                                                                                --------
                    Total dividends and distributions                                                             (.0260)
                                                                                                                --------
                    Net asset value, end of period                                                              $   1.00
                                                                                                                ========
                    Total investment return                                                                        4.12%*
                                                                                                                ========

Ratios to Average   Expenses, net of reimbursement                                                                 1.10%*
Net Assets:                                                                                                     ========
                    Expenses                                                                                       1.46%*
                                                                                                                ========
                    Investment income and realized gain on investments--net                                        3.99%*
                                                                                                                ========

Supplemental        Net assets, end of period (in thousands)                                                    $166,818
Data:                                                                                                           ========


                   *Annualized.
                  ++Commencement of operations.
                 +++Amount is less than $.0001 per share.

                    See Notes to Financial Statements.


Summit Cash Reserves Fund
May 31, 1999


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Summit Cash Reserves Fund (the "Fund") is a separate fund offering a separate class of shares of Financial Institutions Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company which comprises a series of separate portfolios offering a separate class of shares to select groups of purchasers. The Fund is currently the only operating series of the Trust. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. Effective October 9, 1998, the Fund's existing class of shares was designated Class A Shares and the Fund began offering Class B Shares. Both classes of shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Repurchase agreements--The Fund invests in money market securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(f) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and back-up withholding tax) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.


2. Investment Advisory and Administrative
Agreements:
The Fund has entered into an Investment Management Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plan with Princeton Funds Distributor, Inc. ("PFD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.


Summit Cash Reserves Fund
May 31, 1999


FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities and equipment to provide such services to the Fund. FAM also performs certain administrative services necessary for the operation of the Trust and the Fund. For such services, FAM receives a fee from the Fund at the end of each month at the annual rate of 0.50% of the average daily net assets of the Fund. For the year ended May 31, 1999, FAM earned fees of $522,703, of which $361,294 was waived. FAM also reimbursed the Fund for additional expenses of $110,680.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee accrued daily and paid monthly at the annual rate of 0.75% of the Fund's average daily net assets attributable to Class B Shares. This fee may be used to help defray the expenses associated with marketing activities and services related to Class B Shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, PFD, FDS, and/or ML & Co.


3. Shares of Beneficial Interest:
Net increase in net assets derived from beneficial interest transactions were $223,113,472 and $13,013 for the years ended May 31, 1999 and May 31, 1998, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Year                         Dollar
Ended May 31, 1999                    Shares        Amount

Shares sold                       294,469,397  $ 294,469,397
Shares issued to share-
holders in reinvestment
of dividends and
distributions                         948,339        948,339
                                 ------------  -------------
Total issued                      295,417,736    295,417,736
Shares redeemed                  (239,148,496)  (239,148,496)
                                 ------------  -------------
Net increase                       56,269,240  $  56,269,240
                                 ============  =============


Class A Shares for the Year                         Dollar
Ended May 31, 1998                    Shares        Amount

Shares issued to share-
holders in reinvestment
of dividends                           13,013  $      13,013
                                 ------------  -------------
Net increase                           13,013  $      13,013
                                 ============  =============


Class B Shares for the Period
October 9, 1998++ to                                Dollar
May 31, 1999                          Shares        Amount

Shares sold                       380,085,530  $ 380,085,530
Shares issued to share-
holders in reinvestment
of dividends and
distributions                       2,716,668      2,716,668
                                 ------------  -------------
Total issued                      382,802,198    382,802,198
Shares redeemed                  (215,957,966)  (215,957,966)
                                 ------------  -------------
Net increase                      166,844,232  $ 166,844,232
                                 ============  =============

[FN]
++Prior to October 9, 1998 (commencement of operations), the Fund issued 10,000 shares to MLAM for $10,000.

4. Capital Loss Carryforward:
At May 31, 1999, the Fund had a net capital loss carryforward of approximately $5,000, of which $4,000 expires in 2004 and $1,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.


Summit Cash Reserves Fund
May 31, 1999


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Summit Cash Reserves Fund of Financial
Institutions Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Summit Cash Reserves Fund of Financial Institutions Series Trust as of May 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 1999 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Summit Cash Reserves Fund of Financial Institutions Series Trust as of May 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
July 13, 1999
</AUDIT-REPORT>




OFFICERS AND TRUSTEES


Terry K. Glenn, President and Trustee
Joe Grills, Trustee
Walter Mintz, Trustee
Robert S. Salomon Jr., Trustee
Melvin R. Seiden, Trustee
Stephen B. Swensrud, Trustee
Arthur Zeikel, Trustee
Kevin J. McKenna, Senior Vice President
Joseph T. Monagle, Jr., Senior Vice President
Carlo J. Giannini, Vice President
Donald C. Burke, Vice President and Treasurer
Robert Harris, Secretary


Gerald M. Richard, Treasurer of Summit Cash Reserves Fund has recently retired. His colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Trustees in wishing Mr. Richard well in his retirement.


Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210



Summit Cash Reserves Fund
May 31, 1999


IMPORTANT TAX INFORMATION (unaudited)


None of the ordinary income distributions paid daily by the Summit Cash Reserves Fund of the Financial Institutions Series Trust during the fiscal year ended May 31, 1999 qualify for the dividends received deduction for corporations. Additionally, there were no long-term capital gains distributions paid during the year.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Listed at right are the percentages of total assets of the Fund invested in Federal obligations as of the end of each quarter of the fiscal year.

                                        Percentage
                                        of Federal
For the Quarter Ended                  Obligations*

August 31, 1998                          69.52%
November 30, 1998                         5.77%
February 28, 1999                         2.82%
May 31, 1999                              2.73%

[FN]
*For purposes of this calculation, Federal obligations include US
 Treasury Notes, US Treasury Bills, and US Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks, and the Student Loan Marketing Association. Repurchase agreements are not included in this calculation.

Of the Fund's ordinary income dividends paid during the fiscal year ended May 31, 1999, 4.09% was attributable to Federal obligations. In calculating the foregoing percentage, expenses of the Fund have been allocated on a pro rata basis.

Please retain this information for your records.